SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 19, 2000
                                                          --------------


                           Fullcomm Technologies, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                      0-25007                     65-0655628
--------------------------------------------------------------------------------
   (State or Other         (Commission File Number)          (IRS Employer
     Jurisdiction                                          Identification No.)
   of Incorporation)


110 West Franklin Avenue, Pennington, New Jersey                     08534
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (609) 730-9900
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)



          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report

     ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) Previous Independent Accountants. On April 19, 2000, Fullcomm Technologies, Inc. (the "Company") dismissed Thomas P. Monahan ("Monahan"), as its independent accountant. In connection with his audits for each of the two years in the period ended December 31, 1999 and through April 19, 2000, there were no disagreements with Monahan on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which caused disagreements if not resolved to the satisfaction of Monahan would have caused him to make reference thereto in his reports on the financial statements of the Company for such years. The report of Monahan on the Company's financial statements for each of the two years in the period ended December 31, 1999 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principle. The decision to dismiss Monahan was approved by the full Board of Directors of the Company. Monahan has furnished the Company with a letter addressed to the Securities and Exchange Commission stating his agreement with the above statements.

     (b) New Independent Accountants. On April 19, 2000, the Company retained Goldstein Golub Kessler LLP as its independent auditors.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Information of Businesses Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit No.              Description of Exhibit
         -----------              ----------------------

         16                       Letter re:  Change in Certifying Accountants.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                Fullcomm Technologies, Inc.



                                By: /s/ Wayne Lee
                                    -----------------------------------
                                    Wayne Lee
                                    Executive Vice President
                                    (Principal Financial and Accounting Officer)


Date: September 1, 2000